SIGNIFICANT ACCOUNTING POLICIES - Summary of Changes in Accumulated Other Comprehensive Income (Details) - Accumulated Foreign Currency Adjustment Attributable to Parent [Member] $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($)
Balance as of beginning of the period	$ 392
Net current period other comprehensive loss	(172)
Balance as of end of the period	$ 220